Multi-Asset Fund a series of CNI Charter Funds
SUMMARY PROSPECTUS DATED JANUARY 28, 2011

Class: Institutional Class Class N	Ticker: (CNIIX) (CNIAX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.cnicharterfunds.com. You can also get this information at no cost by calling 1-888-889-0799 or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 28, 2011, as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2010, are incorporated by reference into this Summary Prospectus.

Multi-Asset Fund

INVESTMENT GOAL

The Multi-Asset Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the Multi-Asset Fund. You pay no sales charges or transaction fees for buying or selling shares of the Multi-Asset Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class		Class N
Management Fees		0.50%		0.50%
Distribution (12b-1) Fee		None		0.25%
Other Expenses
Shareholder Servicing Fee	0.25%		0.25%
Other Fund Expenses	0.10%		0.10%
Total Other Expenses		0.35%		0.35%
Acquired Fund Fees and Expenses		0.42%		0.42%
Total Annual Fund Operating Expenses(1)		1.27%		1.52%

(1)
“Acquired Fund Fees and Expenses” are incurred indirectly by the Fund due to investments in other investment companies and pooled investment vehicles. The Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (which reflects the Fund’s operating expenses but not “Acquired Fund Fees and Expenses”).

EXAMPLE

This Example is intended to help you compare the cost of investing in the Multi-Asset Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Multi-Asset Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$129	$403	$697	$1,534
Class N	$155	$480	$829	$1,813

PORTFOLIO TURNOVER

The Multi-Asset Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

The Multi-Asset Fund is a “fund of funds” and pursues its investment objective by investing all or a substantial portion of its assets in other mutual funds or other types of funds like exchange-traded funds (“underlying funds”). These underlying funds may include other funds in the CNI Charter Funds family, like the Corporate Bond Fund, the Government Bond Fund and the High Yield Bond Fund, which are also managed by City National Asset Management, Inc. (“CNAM”).

The Multi-Asset Fund and any underlying funds primarily invest in the following asset classes:
•	Common and preferred equity securities of U.S. and foreign companies (including emerging market companies);

•	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•	Corporate debt securities of U.S. and foreign companies (including emerging market companies) of all ratings, including securities with below investment-grade ratings and unrated securities;

•	Inflation-indexed bonds;

•	Money market instruments;

•	Repurchase agreements;

•	Municipal securities;

•	Obligations of foreign governments, including governments of emerging market countries, or their subdivisions, agencies and government-sponsored enterprises; and

•	Options, futures contracts and swaps.

Please review the remainder of this prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Multi-Asset Fund may invest.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. Neither the Multi-Asset Fund nor CNAM can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Allocation – The Multi-Asset Fund’s performance depends on CNAM’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests.

Underlying Funds – The risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the underlying funds. The ability of the Fund to achieve its investment goal depends in part upon the ability of the underlying funds to achieve their investment goals. The underlying funds may not achieve their investment goals.

Market Risk of Equity Securities – By investing directly or indirectly in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund or an underlying fund invests, that security may become less liquid or may lose value.

Interest Rate Risk of Preferred Securities – Like fixed income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Government-Sponsored Entities – The Fund directly or indirectly invests in securities issued by government-sponsored entities, which securities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

High Yield (“Junk”) Bonds – High yield bonds held by the underlying funds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

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Municipal Obligations – U.S. state and local governments issuing municipal securities held by the underlying funds rely on taxes and revenues from private projects financed by municipal securities to pay interest and principal on municipal debt. The payment of principal and interest on these obligations may be adversely affected by a variety of factors at the state or local level, including poor statewide or local economic results, changing political sentiments, legislation, policy changes or voter-based initiatives, erosion of the tax base or revenues of the state or one or more local governments, natural disasters, or other economic or credit problems. Foreign government obligations are also subject to similar risks.

Foreign Securities – Foreign investments held by the underlying funds tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income).

Emerging Market Securities – Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging market countries may have government exchange controls, more volatile currency exchange rates, less market regulation, and less developed securities markets and legal systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and economic conditions of their trading partners.

Derivatives –The Fund’s direct or indirect use of derivative instruments may involve other risks than those associated with investing directly in the securities in which it or an underlying fund primarily invests. Derivatives involve risks of improper valuation and ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security. The use of derivatives may be speculative and may increase the Fund’s losses or reduce opportunities for gain.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund or one or more underlying funds may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with its investment goals.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Multi-Asset Fund for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call 1-888-889-0799 or visit www.cnicharterfunds.com to obtain updated performance information.

This bar chart shows the performance of the Multi-Asset Fund’s Institutional Class shares based on a calendar year.

Best Quarter	Worst Quarter
9.17% Q3 2010	(8.11)% Q3 2008

This table shows the average annual total returns of each class of the Multi-Asset Fund for the periods ended December 31, 2010. The table also shows how the Fund’s performance compares to various broad-based securities market indexes and the Consumer Price Index (“CPI”) plus 500 basis points.

Average Annual Total Returns (for the periods ended December 31, 2010)	One Year	Since Inception	Inception Date
Institutional Class			10/1/2007
Return Before Taxes	9.99%	1.51%
Return After Taxes on Distributions	9.19%	0.75%
Return After Taxes on Distributions and Sale of Fund Shares	6.47%	0.83%
Class N			10/1/2007
Return Before Taxes	9.73%	1.27%
Barclays Capital U.S. TIPS Index(1)	6.31%	5.94%
60/40 hybrid of the following two indexes:(1) S&P 500 Index Barclays Capital U.S. Intermediate Government/Credit Index	11.84%	0.25%
CPI + 500 Basis Points	6.56%	6.62%
S&P 500 Index	15.06%	(4.22)%

(1)
CNAM has elected to compare the Fund’s performance to the Barclays Capital U.S. TIPS Index and a hybrid index consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Intermediate Government/Credit Index as it believes these are the most appropriate indexes for comparison to the Fund’s performance.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The performance of Institutional Class shares does not reflect Class N shares’ Rule 12b-1 fees and expenses. After-tax returns for Class N shares will vary from the after-tax returns shown above for Institutional Class shares. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER

City National Asset Management, Inc.

PORTFOLIO MANAGERS

William C. Miller and Otis “Tres” Heald have served as portfolio managers for the Multi-Asset Fund since the Fund’s inception in October 2007, and June 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

Institutional Class shares are available only to financial institutions and financial intermediaries for their own accounts or on behalf of their customers. Class N shares are intended for individual investors, partnerships, corporations, and other accounts.

The Multi-Asset Fund has no minimum purchase or minimum shareholder account balance requirements; however, you will have to comply with the purchase and account balance minimums of the approved broker-dealer or other financial institution through which you purchase and hold shares of the Fund (each an “Authorized Institution”). The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

The shares of the Multi-Asset Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Multi-Asset Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

TAX INFORMATION

The Multi-Asset Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Multi-Asset Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

CNI-SM-006-0200

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